Exhibit 10.1

NOTE PURCHASE AGREEMENT

Preliminary Statement

USA Equities Corp., a Delaware corporation (the “Company”), by this Note Purchase Agreement (this “Subscription Agreement” or this “Agreement”) is offering to “accredited investors” (as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended, hereinafter referred to as the “Securities Act”) up to five hundred thousand ($500,000) dollars principal amount of its Convertible Notes (the “Offering”), in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D. The minimum investment is for a Convertible Note (a “Note,” collectively, the “Notes”) in the principal amount of twenty-five thousand ($25,000) dollars, provided that the Company reserves the right in its absolute discretion to accept subscriptions for less than the minimum investment.

The Offering will continue until September 15, 2020 (or such earlier date upon which Notes in the aggregate principal amount of five hundred thousand ($500,000) dollars are sold, unless extended by the Company for an additional period extending to October 15, 2020 (the date upon which this Offering terminates is hereinafter referred to as the “Termination Date”). The Company reserves the right to reject any offer to purchase a Note, in whole or in part, at any time or to withdraw the Offering at any time prior to the initial closing. Funds received from investors whose offers the Company does not accept, in whole or in part, will be returned to them, without accrued interest or deduction.

Investors should send payment of the purchase price by check payable to “USA Equities Corp.” 901 Northpoint Parkway, Suite 302, West Palm Beach, Florida 33407. If requested, wire information will be provided so that you can wire the amount of your subscription to the Company.

The offering price of each Note is equal to the principal amount of the Note. Thus, to acquire a Note in the original principal amount of twenty-five thousand ($25,000) dollars, an investor must remit twenty-five thousand ($25,000) dollars to the Company. Each Note will mature on September 30, 2022, approximately 24 months from the date of issuance. At maturity, the Company will have the option of paying the Notes in cash or in common stock of the Company valued at twenty (20%) percent discount to the then market price of the common stock or, if greater, ten ($0.10) cents. The form of the Note is annexed hereto as Exhibit 1. The principal amount and interest accrued on each Note is convertible at the option of the holder and, at maturity at the option of the Company, into shares of the common stock of the Company on the terms and conditions set forth in the Note. Further, upon conversion of a Note or an election by the Company to satisfy a Note with shares of its common stock, the holder thereof will receive a warrant (individually, a “Warrant,” collectively, the “Warrants”) to purchase twenty-five (25%) percent of the number of shares issued upon conversion or satisfaction of the Note at an exercise price equal to one hundred fifty (150%) percent of the price used to determine the number of shares issued pursuant to the Note. The terms and conditions thereof are set forth in the form of Warrant annexed hereto as Exhibit 2.

If an offer is accepted by the Company, the investor will be mailed an executed counterpart of this Subscription Agreement indicating acceptance by the Company together with a Note in the amount of his subscription. Until such execution and delivery of this Note Purchase Agreement by the Company, no subscription offer will be deemed accepted.

1

SECTION 1

1.1 Subscription. The undersigned investor (the “Investor”), intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase a Note in the principal amount indicated on the signature page hereto (the “Acquired Note”). The undersigned hereby irrevocably commits to pay the amount set forth on the signature page hereto contemporaneously with execution of this Agreement, in exchange for the Acquired Note. The Investor understands and acknowledges that this subscription is irrevocable. Investor will deliver the payment due hereunder by check payable to the Company or by wire transfer to an account designated by the Company. The Company will return to the Investor a counter-executed copy of this Agreement to confirm its acceptance of this subscription together with the duly executed Acquired Note.

SECTION 2

2.1 Investor Representations, Warranties and Covenants. The undersigned Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a) Investment Purposes. The undersigned is acquiring the Acquired Note for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in a transaction that would be in violation of the Securities Act or the securities laws of any other applicable jurisdiction. No other person has a direct or indirect beneficial interest in, and the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to, the Acquired Note or any part of the Acquired Note for which the undersigned is subscribing that would be in violation of the Securities Act or the securities laws of any other applicable jurisdiction.

(b) Authority. The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes the valid and legally binding obligation of the undersigned.

2.1.1 Exemption from Registration. The undersigned acknowledges his understanding that the sale of the Acquired Note is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees as follows:

(a) Investment Experience. The undersigned has such knowledge and experience in finance, securities, taxation, investments and other business matters as to evaluate investments of the kind described in this Agreement. By reason of the business and financial experience of the undersigned, the undersigned can protect his own interests in connection with the transactions described in this Agreement.

2

(b) No Reliance. Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company, the directors or any officer, agent or representative of the Company, in determining to invest in the Acquired Note. The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Acquired Note and on that basis believes that his investment in the Acquired Note is suitable and appropriate for the undersigned.

(c) No General Solicitation. The undersigned is not subscribing for the Acquired Note as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or presented at any seminar or similar gathering; or any solicitation of a subscription by a person, other than personnel of the Company, previously not known to the undersigned.

(d) No Other Representations. No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Acquired Note the undersigned is not relying upon any representations other than those contained herein.

(e) Residency. The undersigned’s principal business address is in the jurisdiction set forth on the signature page hereof, and the undersigned has no present intention to move such principal business address from such jurisdiction.

(f) Accredited Investor. The undersigned is an “accredited investor” (as defined in Rule 501(a) Regulation D of the Securities Act) as indicated on Appendix I annexed hereto.

(g) Legend. The undersigned acknowledges that neither the Securities and Exchange Commission (the “SEC”), nor the securities regulatory body of any state or other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

The undersigned acknowledges that the Acquired Note, the Warrant issuable upon conversion of a Note and the shares issuable upon conversion of the Acquired Note or exercise of the Warrant (the “Underlying Shares,” collectively with the Acquired Note and Warrant, the “Securities”) may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or any available exemption from registration under the Securities Act, the Securities may have to be held indefinitely. The undersigned also understands and acknowledges that the Company is under no obligation to register any of the Securities for resale or other disposition under the Securities Act. The undersigned further agrees that if in connection with an offering of the Company’s securities the underwriter or placement agent requests that the undersigned enter into a lockup agreement, the undersigned will enter into a lock up agreement substantially identical to such lock up agreement as may be agreed to by the officers of the Company provided the term thereof shall not exceed one year.

3

The undersigned agrees to the imprinting of a legend on any certificate representing the Acquired Note, Warrant and Underlying Shares or the placement of a stop transfer order in the records of the transfer agent of the Company in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(h) Investment Commitment. The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Subscribed Offered Shares will not cause such overall commitment to become excessive.

(i) Highly Speculative Investment. The undersigned recognizes that an investment in the Company and the Acquired Note is highly speculative and involves a high degree of risk, and that only investors who can afford the loss of their entire investment should consider investing in the Company and the Notes since the Company will require additional financing and is subject to all of the risks generally associated with an investment in an early stage company as well as other risks relating to the business and industry in which the Company competes or may compete, and he may not be able to liquidate his investment in the Acquired Note. The Investor recognizes further that the Company may satisfy the Note by delivering shares of its common stock to the Investor and there then may be no market for the Company’s common stock.

The undersigned acknowledges that in addition to the foregoing, the Company and the Acquired Notes are subject to a variety of risks, including, those set forth on Appendix A hereto.

(j) Receipt of Information. The undersigned has received all documents, records, books and other information pertaining to the undersigned’s investment that has been requested by the undersigned and the undersigned has been afforded the opportunity to ask questions of the representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to the undersigned.

4

(k) No Governmental Review. The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Acquired Note, or (iii) guaranteed or insured any investment in the Acquired Note.

2.1.2 Representations and Warranties with Respect to Prohibited Activities. The undersigned represents, warrants and covenants that:

(a) He or it has not been designated by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) as a Specially Designated National or blocked person, that he has no reason to believe that he would be considered a blocked person by OFAC and the undersigned does not reside in a restricted country. The undersigned also represents that he is not employed by, acting as an agent of, or partially owned or controlled by a government, a government-controlled entity or a government corporation; and to the extent the undersigned has any beneficial owners, (A) he has carried out thorough due diligence to establish the identities of such beneficial owners, (B) based on such due diligence, the undersigned reasonably believes that no such beneficial owners were or are (i) acting in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) acting on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by OFAC, (iii) acting for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure or (iv) acting for a foreign shell bank (such persons or entities in (i) - (iv) are collectively referred to as “Prohibited Persons”), (C) he holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date hereof and (D) he will make available such information and any additional information that the Company may require upon request.

(b) He or it is not currently the subject or target of and has not been designated a “specially designated national” or “blocked person” by the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other sanctions authority, nor is the undersigned located, organized or resident in a country or territory that is the subject or a target of a comprehensive embargo or prohibiting trade with that country.

(c) He or it has not engaged in any business or activity prohibited by the Trading with the Enemy Act, that is the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any enabling legislation or executive order relating thereto. The Purchaser has not (i) used any funds for any unlawful contribution or other unlawful political activity; (ii) made any direct or indirect unlawful payment to a foreign or domestic government official or agent; or (iii) violated any provision of any law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transaction or the Foreign Corrupt Practices Act of 1977.

5

(d) If any of the foregoing representations, warranties or covenants ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may be obligated to freeze the undersigned’s investment, either by prohibiting additional investments, declining or suspending any withdrawal requests and/or segregating the assets constituting the investment in accordance with applicable regulations, or the undersigned’s investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose the undersigned’s identity to OFAC or other authority. In the event that the Company is required to take any of the foregoing actions, the undersigned understands and agrees that he shall have no claim against the Company or its affiliates, members, employees and agents for any form of damages as a result of any of the aforementioned actions.

SECTION 3

3.1 Representations and Warranties of the Company. The Company represents and warrants to the undersigned as follows:

(a) Organization. The Company is corporation duly organized and validly existing and in good standing under the laws of the State of Delaware.

(b) Authority. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c) Approval of Agreement. The Board of Directors of the Company has authorized the execution and delivery of this Agreement by the Company, the consummation of the transaction contemplated hereby, the issuance of the Acquired Note, the Warrant and the Underlying Shares and the taking by the Company of all of the other actions contemplated hereby.

(d) No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or to which any of its assets, properties or operations are subject.

6

(e) Filings with SEC. The Company is obligated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to file periodic and other reports with the Securities Exchange Commission (“SEC”). The reports, schedules, forms, statements and other documents filed by the Company with the SEC, since August 1, 2018 including the exhibits thereto and documents incorporated by reference therein, are collectively referred to herein as the “SEC Reports.” As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(g) Exemption from Registration; Valid Issuances. The Acquired Note, the Warrant and the Underlying Shares, may and shall be properly issued by the Company to the undersigned pursuant to any applicable federal or state law provided that, at the time of exercise of the Warrant, the Investor is an accredited investor or there is another exemption available from the registration requirements of the Securities Act. When issued and paid for as herein provided and upon conversion of the Note and due execution of the Warrant, the Underlying Shares shall be duly and validly issued, fully paid and non-assessable. Neither the sale of the Securities pursuant to, nor the Company’s performance of its obligations under, this Agreement shall (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Securities. The Securities shall not subject the undersigned to personal liability by reason of the ownership thereof.

(h) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Acquired Note, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Acquired Note, Warrant or Underlying Shares under the Securities Act.

(i) Use of Proceeds. The net proceeds of the Offering will be used as working capital and the application of such monies will be subject to the discretion of the management.

7

(j) No Disqualification Events. None of the Company, or any of its directors, executive officers, other officers of the Company participating in the offering, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale of the Acquired Note (each, an “Issuer Covered Person” and, collectively, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Issuer has exercised reasonable care to determine (i) the identity of each person that is an Issuer Covered Person; and (ii) whether any Issuer Covered Person is subject to a Disqualification Event.

SECTION 4

4.1 Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its managers, members, officers, employees, agents, representatives and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

4.2 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

4.3 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, prepaid, with a recognized international courier service or (b) delivered personally, in each case to the Company at its address set forth above or to the Investor to his address on the signature page hereto (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

4.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

4.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

8

4.6 Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

4.7 Assignability. This Agreement is not transferable or assignable by the undersigned.

4.8 Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflicts of law principles. Any dispute between or, action or proceeding against any of the parties hereto under, arising out of or in any manner relating to, this Agreement and the transactions contemplated herein shall be commenced in the Federal Courts or located in the State of Florida or the courts of original jurisdiction in the State of Florida and the parties hereto irrevocably consent to the jurisdiction of such courts in connection with any action or proceeding arising out of or relating to this Agreement any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 4.3. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.

EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

[signature page appears on the following page]

9

FOR USE BY INDIVIDUAL PROSPECTIVE INVESTOR ONLY

INDIVIDUAL PROSPECTIVE INVESTOR SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT

(If purchasing as an entity, go to Entity Prospective Investor Signature Page for Subscription Agreement)

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of September       , 2020.

Signature of Prospective Investor	Signature of Joint Prospective Investor

Printed Name of Prospective Investor	Printed Name of Joint Prospective Investor

Prospective Investor’s Social Security Number	Joint Prospective Investor’s Social Security Number

Residential Address of Prospective Investor:	Residential Address of Prospective Investor:

PRINCIPAL AMOUNT OF THE NOTE SUBSCRIBED FOR	$ _________________

Subscription Price – 100% of the principal amount of the Note	$ _________________

Ownership form (check one):

[ ]	Individual

[ ]	Joint tenants with right of survivorship*

[ ]	Tenants in common**

*SIGNATURES OF ALL OWNERS REQUIRED

PLEASE COMPLETE APPENDIX I AS TO YOUR STATUS AS AN “ACCREDITED INVESTOR.”

ACCEPTANCE OF SUBSCRIPTION

ACCEPTED BY:

USA Equities Corp.

By:		Date:	September , 2020
Troy Grogan
President

10

FOR USE BY ENTITY PROSPECTIVE INVESTOR ONLY

ENTITY PROSPECTIVE INVESTOR SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT

(If purchasing as an individual, go to Individual Prospective Investor Signature Page for Subscription Agreement.)

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of September           , 2020.

Print name of entity

By:

Name:

Title:

Business Telephone Number (include area code)

Federal tax Id#

Mailing Address:

PRINCIPAL AMOUNT OF THE NOTE SUBSCRIBED FOR	$ _________________

Subscription Price – 100% of the principal amount of the Note	$ _________________

PLEASE COMPLETE APPENDIX I AS TO YOUR STATUS AS AN “ACCREDITED INVESTOR.”

ACCEPTANCE OF SUBSCRIPTION

ACCEPTED BY:

USA Equities Corp.

By:		Date:	September , 2020
Troy Grogan
President

11

APPENDIX A

In considering an investment in the Convertible Notes offered hereby, prospective investors should consider, in addition to the risks set forth below, those contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 21, 2020.

The Convertible Notes have risks similar to equity securities.

The Company has chosen to offer a Convertible Note. The Company has the right upon maturity of the Convertible Notes to pay the principal amount of the Note and the interest accrued thereon in shares of the Company’s common stock. There is no assurance that an active market for such shares will develop or that the Investor will be able to sell any shares he may receive at a price which will enable him to recoup his entire investment. The Convertible Notes are not secured by the assets of the Company and the Company currently has minimal shareholders equity. If the Company were to grant a lien on its properties to a future lender and were to default on its obligations to such lender and the holders of the Convertible Notes, the holders of the Convertible Notes could only satisfy any judgement they may obtain after the secured lender has been satisfied in full.

The Company will require additional financing to fund operations.

The Company’s ability to achieve its business plans is dependent on obtaining additional capital to fund operations and development of the Company’s business in addition to the funds being raised in this Offering. The funds raised in this Offering will not be sufficient to enable the Company to achieve its business plan and existing management will have complete discretion in determining how such funds are used. The Company will require additional financing to achieve its business plan and likely will seek to raise funds through the sale of its securities or by other means, including borrowing money secured by Company assets. If the additional funds are borrowed and the Company were to fail to timely pay amounts due, the lender could foreclose on any lien it may have on the Company’s assets in which event purchasers of the securities offered hereby would lose their entire investment. No assurance can be given that additional funds will be available to the Company on acceptable terms, if at all. If additional financing is required but not available in adequate amounts, the Company may be unable to implement or realize on its business plan which significantly increases the risk of loss of invested capital by the members of the Company.

The terms and conditions of this Offering have been determined by the Company.

The subscription price of the Convertible Note, as well as the terms upon which the Notes will be converted into common stock and the exercise price of the Warrants, have been determined by the Company and bear no relationship to the Company’s assets, book value or any other generally accepted measure of value. The exercise price of the Warrants does not necessarily indicate the current value of the common stock and should not be considered to be an indication of the future value of the common stock.

There is no minimum amount of subscriptions that must be received before the Company can use your funds.

There is no minimum amount of Convertible Notes that must be received before the Company can use any of the proceeds of this Offering. Consequently, it is possible that this Offering may terminate before all or a substantial portion of the Convertible Notes are sold. In such event, the Company’s ability to achieve the Company’s objectives described herein will be compromised and the risk that any investor, who chooses to purchase Convertible Notes, will lose all of his money will be substantial.

12

APPENDIX I

Accredited Investor. The undersigned is an “accredited investor” (as defined in Rule 501 (a) of Regulation D of the Securities Act) because the undersigned is (check each appropriate description):

_________	a natural person whose individual net worth, or joint net worth with my spouse, excluding the value of his principal residence, exceeds $1,000,000.

_________	a natural person who had individual income exceeding $200,000 in each of the two most recent years or joint income with his spouse exceeding $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_________	a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

_________	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Shares, with total assets exceeding $5,000,000.

_________	a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets exceeding $5,000,000.

_________	a trust, not formed for the specific purpose of acquiring the Shares, with total assets exceeding $5,000,000 and whose purchase is directed by a “sophisticated person,” as defined in Rule 506(b)(2)(ii) of Regulation D.

(For the purposes of this questionnaire, a “sophisticated person” means any person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.)

_________	an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and (i) investment decisions for such plan are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is a bank, savings and loan association, insurance company or registered investment adviser or (ii) such plan has total assets exceeding $5,000,000 or (iii) if a self-directed plan, investment decisions are made solely by accredited investors.

_________	an entity in which all of the equity owners are accredited investors.

13

_________	a director or executive officer of, the Company.

_________	a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

_________	an insurance company as defined in Section 2(13) of the Securities Act.

_________	an investment company registered under the Investment Company Act of 1940, as amended (the “ICA”).

_________	a business development company as defined in Section 2(a)(48) of the ICA.

_________	a Small Business Investment Company licensed by the Small Business Administration under Section 301(c) of the Small Business Investment Act of 1958, as amended.

_________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

_________	a plan which has total assets in excess of $5,000,000 and which is established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees.

_________	a revocable trust which may be amended or revoked at any time by the grantors thereof, and all such grantors are Accredited Investors.

14